UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 16, 2011

THE CHILDREN’S PLACE RETAIL STORES, INC.
(Exact Name of Registrants as Specified in Their Charters)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Current Report on Form 8-K/A is being filed to correct the reference to the Company’s earnings guidance range for Fiscal 2011 in Item 2.02 below by clarifying that the Company is updating its earnings guidance range for Fiscal 2011.

Item 1.01	Entry into a Material Definitive Agreement.

On August 16, 2011, the Credit Agreement, dated July 31, 2008, among The Children’s Place Retail Stores, Inc. (the “Company”), as lead borrower and borrower, The Children’s Place Services Company, LLC, as borrower, The Children’s Place (Virginia), LLC, The Children’s Place Canada Holdings, Inc. and thechildrensplace.com, inc., as guarantors, Wells Fargo Retail Finance, LLC (“Wells Fargo”), Bank of America, N.A., HSBC Business Credit (USA) Inc., and JPMorgan Chase Bank, N.A., as lenders (collectively, the “Lenders”), and Wells Fargo, as administrative agent, collateral agent and swing line lender, was amended (the “Seventh Amendment to Credit Agreement”), to extend the term for an additional three years until August 2016, reduce the interest and fees applicable to borrowings and uses of letters of credit, and eliminate the maximum capital expenditures covenant.

The description of the Seventh Amendment to Credit Agreement set forth herein is qualified in its entirety by reference to the full text thereof, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending July 30, 2011.

Item 2.02	Results of Operations and Financial Condition.

On August 18, 2011, the Company issued a press release containing the Company's financial results for the second quarter of the fiscal year ending January 28, 2012 (“Fiscal 2011”), updating its earnings guidance range for Fiscal 2011 and providing a preliminary estimated range of earnings per diluted share from continuing operations for the third quarter of Fiscal 2011.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K/A.

The information under 2.02 in this report, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Company’s results of operations and financial condition as of and for the second quarter of Fiscal 2011.  In accordance with General Instructions B.2 of Form 8-K, such information in this Current Report on Form 8-K/A, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release, dated August 18, 2011, issued by the Company (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K/A).

Forward Looking Statements

This Current Report on Form 8-K/A, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s positioning, and forecasts regarding store openings and earnings per diluted share from continuing operations.  Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently.  These forward-looking statements are based upon the Company's current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 29, 2011. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by a further downturn in the economy or by other factors such as increases in the cost of gasoline and food, and the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 18, 2011
THE CHILDREN’S PLACE RETAIL STORES, INC.

By:	/s/ Jane Elfers
Name:	Jane Elfers
Title:	President and Chief Executive Officer